UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 1, 2012

Huntsman Corporation

(Exact name of registrant as specified in its charter)

Delaware	001-32427	42-1648585
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

500 Huntsman Way
Salt Lake City, Utah	84108
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:

(801) 584-5700

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.

On May 1, 2012, we issued a press release announcing our results for the three months ended March 31, 2012.  The press release is furnished herewith as Exhibit 99.1.

We will hold a telephone conference to discuss our 2012 first quarter results on Tuesday, May 1, 2012 at 10 a.m. Eastern Time.

Call-in number for U.S. participants:	(888) 713 - 4209
International participants:	(617) 213 - 4863
Passcode:	64640525

The conference call will be available via webcast and can be accessed from the investor relations page of our website at http://www.huntsman.com.

The conference call will be available for replay beginning May 1, 2012 and ending May 8, 2012. The call-in numbers for the replay are as follows:

Within the U.S.:	(888) 286 - 8010
International participants:	(617) 801 - 6888
Replay code:	60083341

Information with respect to the conference call, together with a copy of the press release furnished herewith as Exhibit 99.1, is available on the investor relations page of our website at http://www.huntsman.com.

Item 9.01. Financial Statements and Exhibits.

(d)     Exhibits.

Number	Description of Exhibits

99.1	Press Release dated May 1, 2012 regarding 2012 first quarter earnings

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HUNTSMAN CORPORATION

/s/ KURT D. OGDEN
Vice President, Investor Relations

Dated: May 1, 2012

EXHIBIT INDEX

Number	Description of Exhibits

99.1	Press Release dated May 1, 2012 regarding 2012 first quarter earnings